UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event report) April 20, 2006
FIRST SECURITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	000-49781	61-1364206
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

318 EAST MAIN STREET
LEXINGTON, KENTUCKY 40507
(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 367-3700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

First Security Bancorp, Inc. is issuing on April 20, 2006 the news release furnished as an Exhibit to this Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

    Exhibit No.     Description of Exhibit

    99.1         Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC. (Registrant)

Date: April 20, 2006	By:	/s/ R. Douglas Hutcherson
R. Douglas Hutcherson
President and Chief Executive Officer